This Prospectus is filed pursuant to Rule 497(e).
File Nos. 33-18647 and 811-05398.

ALLIANCE CAPITAL LOGO                                ALLIANCE VARIABLE PRODUCTS
                                                        SERIES FUND, INC.
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P.O. BOX 1520, SECAUCUS, NEW JERSEY 07096-1520
TOLL FREE (800) 221-5672
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Alliance Variable Products Series Fund, Inc. (the "Fund") is an open-end se-ries investment company designed to fund variable annuity contracts and vari-able life insurance policies to be offered by the separate accounts of certain life insurance companies. The Fund currently offers an opportunity to choose among the separately managed pools of assets (the "Portfolios"), one of which is described below. The Portfolios have differing investment objectives and policies.
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              A DIVERSIFIED SELECTION OF INVESTMENT ALTERNATIVES
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GLOBAL DOLLAR GOVERNMENT PORTFOLIO -- seeks a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed income securities denominated only in U.S. Dollars. As a secondary objective, the Portfolio seeks capital appreciation. Substantially all of the Portfolio's assets will be invested in high yield, high risk securities that are low-rated (i.e., below investment grade), or of comparable quality and unrated, and that are considered to be predominately speculative as regards the issuer's capac-ity to pay interest and repay principal.
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                             PURCHASE INFORMATION
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The Fund will offer and sell its shares only to separate accounts of certain life insurance companies, for the purpose of funding variable annuity con-tracts and variable life insurance policies. Sales will be made without sales charge at the Portfolio's per share net asset value. Further information can be obtained from Alliance Fund Services, Inc. at the address or telephone num-ber shown above.

An investment in the Fund is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit In-surance Corporation, the Federal Reserve Board or any other agency.
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                            ADDITIONAL INFORMATION
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This Prospectus sets forth concisely the information which a prospective in-vestor should know about the Fund and the Portfolio before applying for cer-tain variable annuity contracts and variable life insurance policies offered by participating insurance companies. It should be read in conjunction with the Prospectus of the separate account of the specific insurance product which accompanies this Prospectus. A "Statement of Additional Information" dated May 1, 1998, which provides a further discussion of certain areas in this Prospec-tus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the address or telephone number shown above.

(R) :This is a registered mark used under license from the owner, Alliance Capital Management L.P.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            PROSPECTUS/May 1, 1998
 Investors are advised to carefully read this Prospectus and to retain it for future reference.

                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES

  The Fund has no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

                                                                       GLOBAL
                                                                        DOLLAR
                                                                      GOVERNMENT
                                                                      PORTFOLIO+
                                                                      ----------
  ANNUAL PORTFOLIO OPERATING EXPENSES
   (AS A PERCENTAGE OF AVERAGE NET ASSETS)
   Management Fees..................................................     .41%
   Other Expenses...................................................     .54%
                                                                         ---
   Total Portfolio Operating Expenses...............................     .95%
                                                                         ===

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(+) Shareholder transaction expenses shown are net of expense reimbursement.

EXAMPLE

  You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period).

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Global Dollar Government Portfolio..............  $10     $30     $53     $117

  The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly and indirectly. The expenses listed in the table are net of voluntary expense reimbursements, which are not required to be continued indefinitely; however, the Adviser intends to continue such reimbursements for the foreseeable future. The expenses (as a percentage of average net assets) of the Global Dollar Gov-ernment Portfolio before expense reimbursements, would be: Management Fees --
 .75%, Other Expenses -- .54% and Total Portfolio Operating Expenses -- 1.29%. The example should not be considered representative of future expenses; actual expenses may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS

  The following information as to net asset value, ratios and certain supple-mental data for each of the periods shown below has been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report thereon (referring to Financial Highlights) appears in the Statement of Additional In-formation. The following information should be read in conjunction with the fi-nancial statements and related notes included in the Statement of Additional Information. Further information about the Fund's performance is contained in the Fund's annual report, which is available without charge upon request.

                                                    GLOBAL DOLLAR
                                                 GOVERNMENT PORTFOLIO
                                          -------------------------------------
                                               YEAR ENDED             MAY 2,
                                              DECEMBER 31,          1994(E) TO
                                          -----------------------  DECEMBER 31,
                                           1997     1996    1995       1994
                                          -------  ------  ------  ------------
Net asset value, beginning of period....  $ 14.32  $11.95  $ 9.84     $10.00
                                          -------  ------  ------     ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income(a)(b)............     1.17    1.10     .92        .36
 Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions..........................      .70    1.78    1.32       (.52)
                                          -------  ------  ------     ------
 Net increase (decrease) in net asset
  value from operations.................     1.87    2.88    2.24       (.16)
                                          -------  ------  ------     ------
LESS: DIVIDENDS AND DISTRIBUTIONS
 Dividends from net investment income...     (.61)   (.48)   (.13)       -0-
 Distributions from net realized gains .     (.93)   (.03)    -0-        -0-
                                          -------  ------  ------     ------
 Total dividends and distributions .....    (1.54)   (.51)   (.13)       -0-
                                          -------  ------  ------     ------
 Net asset value, end of period.........  $ 14.65  $14.32  $11.95     $ 9.84
                                          =======  ======  ======     ======
TOTAL RETURN
 Total investment return based on net
  asset value(c)........................    13.23%  24.90%  22.98%     (1.60)%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000's
  omitted)..............................  $15,378  $8,847  $3,778     $1,146
 Ratio to average net assets of:
 Expenses, net of waivers and
  reimbursements........................      .95%    .95%    .95%       .95%(f)
 Expenses, before waivers and
  reimbursements........................     1.29%   1.97%   4.82%     15.00%(f)
 Net investment income(a)...............     7.87%   8.53%   8.65%      6.02%(f)
 Portfolio turnover rate................      214%    155%     13%         9%

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(a) Net of expenses reimbursed or waived by the Adviser.
(b) Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(d) Commencement of operations.
(e) Annualized.

                         DESCRIPTION OF THE PORTFOLIO
INTRODUCTION TO THE FUND

The Fund was established as a corporation in Maryland. The Fund is an open-end management investment company commonly known as a "mutual fund" whose shares are offered in separate series each referred to as a "Portfolio." Because the Fund offers multiple Portfolios, it is known as a "series fund." Each Portfo-lio is a separate pool of assets constituting, in effect, a separate fund with its own investment objectives and policies.

A shareholder in a Portfolio will be entitled to his or her pro rata share of all dividends and distributions arising from that Portfolio's assets and, upon redeeming shares of that Portfolio, the shareholder will receive the then cur-rent net asset value of that Portfolio represented by the redeemed shares. (See "Purchase and Redemption of Shares"). While the Fund has no present in-tention of doing so, the Fund is empowered to establish, without shareholder approval, additional portfolios which may have different investment objec-tives.

The Fund currently has 19 Portfolios, one of which, the Global Dollar Govern-ment Portfolio, is offered by this Prospectus.

The Fund is intended to serve as the investment medium for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

It is conceivable that in the future it may be disadvantageous for variable annuity and variable life insurance separate accounts to invest simultaneously in the Fund. Currently, however, the Fund does not foresee any disadvantage to the holders of variable annuity contracts and variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Fund's Directors intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in re-sponse thereto.

The investment objectives and policies of the Portfolio are set forth below. There can be, of course, no assurance that the Portfolio will achieve its in-vestment objectives.

INVESTMENT OBJECTIVES AND POLICIES

GENERAL

The investment objectives and policies determine the types of portfolio secu-rities in which the Portfolio invests, and can be expected to affect the de-gree of risk to which the Portfolio is subject and the Portfolio's yield or return. The Portfolio's investment objectives cannot be changed without ap-proval by the holders of a majority of the Portfolio's outstanding voting se-curities, as defined in the Investment Company Act of 1940, as amended (the "Act"). The Fund may change the Portfolio's investment policies that are not designated "fundamental policies" within the meaning of the Act upon notice to shareholders of the Portfolio, but without their approval. The types of port-folio securities in which the Portfolio may invest are described in greater detail below.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO

The Global Dollar Government Portfolio's primary investment objective is to seek a high level of current income. Its secondary investment objective is capital appreciation. In seeking to achieve these objectives, the Portfolio invests at least 65% of its total assets in fixed income securities issued or guaranteed by foreign governments, including participations in loans between foreign governments and financial institutions, and interests in entities or-ganized and operated for the purpose of restructuring the investment charac-teristics of instruments issued or guaranteed by foreign governments ("Sover-eign Debt Obligations"). The Portfolio's investments in Sovereign Debt Obliga-tions emphasize obligations of a type customarily referred to as "Brady Bonds," that are issued as part of debt restructurings and that are col-lateralized in full as to principal due at maturity by zero coupon obligations issued by the U.S. government, its agencies or instrumentalities ("Collateral-ized Brady Bonds"). The Portfolio may also invest up to 35% of its total as-sets in U.S. and non-U.S. corporate fixed income securities. The Portfolio limits its investments in Sovereign Debt Obligations and U.S. and non-U.S. corporate fixed income securities to U.S. Dollar denominated securities. Alli-ance Capital Management L.P. (the "Adviser") expects that, based upon current market conditions, the Portfolio's investment portfolio of U.S. fixed-income securities will have an average maturity range of approximately 9 to 15 years and the Portfolio's investment portfolio of non-U.S. fixed-income securities will have an average maturity range of approximately 15 to 25 years. The Ad-viser anticipates that the Portfolio's investment portfolio of sovereign debt obligations will have a longer average maturity.

With respect to its investments in Sovereign Debt Obligations and non-U.S. corporate fixed income securities, the Portfolio will emphasize investments in countries that are considered emerging market countries at the time of pur-chase. As used in this Prospectus, an "emerging market country" is any country that is considered to be an emerging or developing country by the Interna-tional Bank for Reconstruction and Development (commonly referred to as the "World Bank"). It is expected that a substantial part of the Portfolio's in-vestment focus will be in the U.S. dollar denominated securities or obliga-tions of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Vene-zuela because these countries are now, or are expected by the Adviser at a fu-ture date to be, the principal participants in debt restructuring programs (including, in the case of Argentina, Mexico, the Philippines and Venezuela, issuers of currently outstanding Brady Bonds) that, in the Adviser's opinion, will provide the most attractive investment opportunities for the Portfolio. The Adviser anticipates that other countries that will provide investment op-portunities for the Portfolio include, among others, Bolivia, Costa Rica, the Dominican Republic, Ecuador, Jordan, Nigeria, Panama, Peru, Poland, Thailand, Turkey and Uruguay. See "Brady Bonds" below.

The Portfolio may invest up to 30% of its total assets in the Sovereign Debt Obligations and corporate fixed income securities of issuers in any one of Ar-gentina, Brazil, Mexico, Morocco, the Philippines, Russia or

Venezuela, and the Portfolio will limit investments in the Sovereign Debt Obligations of each such country (or of any other single foreign country) to less than 25% of its total assets. The Portfolio expects that it will not invest more than 10% of its total assets in the Sovereign Debt Obligations and corporate fixed income securities of issuers in any other single foreign coun-try. At present, each of the above-named countries is an "emerging market country."

In selecting and allocating assets among countries, the Adviser develops a long-term view of those countries and analyzes sovereign risk by focusing on factors such as a country's public finances, monetary policy, external ac-counts, financial markets, stability of exchange rate policy and labor condi-tions. In selecting and allocating assets among corporate issues within a given country, the Adviser considers the relative financial strength of issues and expects to emphasize investments in securities of issuers that, in the Ad-viser's opinion, are undervalued within each market sector. The Portfolio is not required to invest any specified minimum amount of its total assets in the securities or obligations of issues located in any particular country.

Sovereign Debt Obligations held by the Portfolio take the form of bonds, notes, bills, debentures, warrants, short-term paper, loan participations, loan assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of other Sovereign Debt Obligations. Sovereign Debt Obligations held by the Portfolio generally are not traded on a securities exchange. The U.S. and non-U.S. corporate fixed income securities held by the Portfolio include debt securities, convertible securities and preferred stocks of corporate issuers. The Portfolio will not be subject to restrictions on the maturities of the securities it holds.

Substantially all of the Portfolio's assets are invested in lower-rated secu-rities, which may include securities having the lowest rating for non-subordi-nated debt instruments (i.e., rated C by Moody's Investors Service, Inc. ("Moody's") or CCC or lower by Standard & Poor's Corporation ("S&P"), Duff & Phelps Credit Rating Co. ("Duff & Phelps") and Fitch IBCA, Inc. ("Fitch")) and unrated securities of comparable investment quality. These securities are con-sidered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be un-likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current, in the payment of interest or principal. The Port-folio may also invest in investment grade securities. Unrated securities will be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Ad-viser to a degree comparable to that of rated securities which are consistent with the Fund's investment objectives and policies. As of December 31, 1997, the percentages of the Adviser's assets invested in securities rated (or con-sidered by the Adviser to be of equivalent quality to securities rated) in particular rating categories were 2.77% in A and above, 33.91% in Ba or BB, 54.25% in B, 31.44% in CCC and 9.07% in non-rated.

See "Other Investment Policies and Techniques -- Securities Ratings," "--In-vestment in Lower-Rated Fixed-Income Securities" and "Appendix A."

A substantial portion of the Portfolio's investments will be in (i) securities which were initially issued at discounts from their face values ("Discount Ob-ligations") and (ii) securities purchased by the Portfolio at a price less than their stated face amount or, in the case of Discount Obligations, at a price less than their issue price plus the portion of "original issue dis-count" previously accrued thereon, i.e., purchased at a "market discount."

Brady Bonds. As noted above, a significant portion of the Portfolio's invest-ment portfolio will consist of debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Trea-sury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. Dollar-denominated, Collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of roll-ing interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect consti-tute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity; (ii) collateralized interest payments; (iii) uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with re-spect to Collateralized Brady Bonds as a result of which the payment obliga-tions of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to in-vestors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and pri-vate entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Structured Securities. The Portfolio may invest up to 25% of its total assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of Sovereign Debt Obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of secu-rities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be ap-portioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the un-derlying instruments.

The Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

Certain issuers of Structured Securities may be deemed to be "investment compa-nies" as defined in the 1940 Act. As a result, the Portfolio's investments in these Structured Securities may be limited by the restrictions contained in the 1940 Act described below under "Investment in Other Investment Companies."

Loan Participations and Assignments. The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions ("Lenders"). The Portfolio's investments in Loans are expected in most in-stances to be in the form of participations in Loans ("Participations") and as-signments of all or a portion of Loans ("Assignments") from third parties. The Portfolio may invest up to 25% of its total assets in Participations and As-signments. The government that is the borrower on the Loan will be considered by the Portfolio to be the issuer of a Participation or Assignment for purposes of the Portfolio's fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government). The Port-folio's investment in Participations typically will result in the Portfolio having a contractual relationship only with the Lender and not with the borrow-er. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated in-vestment grade or higher (i.e., Baa or higher by Moody's or BBB or higher by S&P, Duff & Phelps or Fitch).

When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assign-ors, however, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment. The Port-folio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there may not be a liquid market for such securities, the Portfolio antici-pates that such securities could be sold only to a limited number of institu-tional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfo-lio's liquidity needs in response to a specific economic event such as a dete-rioration in the creditworthiness of the borrower. The lack of a liquid sec-ondary market for Assignments and Participations also may make it more diffi-cult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its net asset value.

U.S. and Non-U.S. Corporate Fixed Income Securities. U.S. and non-U.S. corpo-rate fixed income securities include debt securities, convertible securities and preferred stocks of corporate issuers. Differing yields on fixed income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories. When the spread be-tween the yields of lower rated obligations and those of more highly rated is-sues is relatively narrow, the Portfolio may invest in the latter since they may provide attractive returns with somewhat less risk. The Portfolio expects to invest in investment grade securities (i.e. securities rated Baa or better by Moody's or BBB or better by S&P, Duff & Phelps or Fitch) and in high yield, high risk lower rated securities (i.e., securities rated lower than Baa by Moody's or BBB by S&P, Duff & Phelps or Fitch and commonly referred to as "junk bonds") and in unrated securities of comparable credit quality. Unrated securities are considered for investment by the Portfolio when the Adviser be-lieves that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's investment objectives and policies. During the Fund's fiscal year ended December 31, 1997, on a weighted average basis, the percentages of the Portfolio's assets invested in securities rated (or consid-ered by the Adviser to be of equivalent quality to securities rated) in par-ticular rating categories were 1% in A and above, 50% in Ba or BB, 40% in B, 0% in CC and 9% in non-rated securities. See "Certain Risk Considerations" for a discussion of the risks associated with the Portfolio's investments in U.S. and non-U.S. corporate fixed income securities.

Investment in Other Investment Companies. The Portfolio may invest in other investment companies whose investment objectives and policies are consistent with those of the Portfolio. In accordance with the 1940 Act, the Portfolio may invest up to

10% of its total assets in securities of other investment companies. In addi-tion, under the 1940 Act the Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Portfolio's total assets may be invested in the securities of any investment company. If the Portfolio acquired shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the ex-penses of such investment companies (including management and advisory fees).

Warrants. The Portfolio may invest in warrants, which are option securities permitting their holder to subscribe for other securities. The Portfolio may invest in warrants for debt securities or warrants for equity securities that are acquired in connection with debt instruments. Warrants do not carry with them dividend or voting rights with respect to the securities that they enti-tle their holder to purchase, and they do not represent any rights in the as-sets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the under-lying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Reverse Repurchase Agreements and Dollar Rolls. The Portfolio may also use re-verse repurchase agreements and dollar rolls as part of its investment strate-gy. Reverse repurchase agreements involve sales by the Portfolio of portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agree-ment period, the Portfolio continues to receive principal and interest pay-ments on these securities. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

The Portfolio may enter into dollar rolls in which the Portfolio sells securi-ties for delivery in the current month and simultaneously contracts to repur-chase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and in-terest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

The Portfolio will establish a segregated account with its custodian in which it will maintain cash and/or liquid high grade debt securities equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfo-lio's obligation to repurchase the securities.

Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Portfolio. Under the requirements of the 1940 Act, the Portfolio is required to maintain an asset coverage of at least 300% of all borrowings. Reverse repurchase agreements and dollar rolls, together with any borrowing will not exceed 33% of the Portfolio's total assets, less liabilities other than any borrowing.

Short Sales. The Portfolio may make short sales of securities or maintain a short position only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Portfolio owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. In addition, the Portfolio may not make a short sale if more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for short sales at any one time. If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed secu-rity, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. See "Investment Restric-tions" in the Statement of Additional Information.

In furtherance of its investment policies, the Portfolio may, without limit, enter into interest rate swaps and may purchase or sell interest rate caps and floors and may purchase and sell options on fixed income securities and indi-ces thereof. The Portfolio may also enter into forward commitments for the purchase or sale of securities, enter into repurchase agreements, standby com-mitments and make secured loans of its portfolio securities. See "Other In-vestment Policies and Techniques."

Future Developments. The Portfolio may, following written notice to its share-holders, take advantage of other investment practices which are not at present contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such investment practices are both con-sistent with the Portfolio's investment objectives and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

Sovereign Debt Obligations. No established secondary markets may exist for many of the Sovereign Debt Obligations in which the Portfolio will invest. Re-duced secondary market liquidity may have an adverse effect on the market price and the Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific eco-nomic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain Sovereign Debt Obligations may also make it more difficult for the Portfolio to obtain accurate market quota-tions for purpose of valuing its portfolio. Market quotations are generally available on many Sovereign Debt Obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in Sovereign Debt Obligations, the Portfolio will be exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willing-ness of a foreign government to make or provide for timely payments of its ob-ligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The Sovereign Debt Obligations in which the Portfolio will invest in most cases pertain to countries that are among the world's largest debtors to com-mercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructur-ing of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by ne-gotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance inter-est payments. Certain governments have not been able to make payments of in-terest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, includ-ing export performance, and its access to international credits and invest-ments. To the extent that a country receives payment for its exports in cur-rencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign govern-ments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a with-drawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted peri-odically based upon international rates.

The Portfolio is permitted to invest in Sovereign Debt Obligations that are not current in the payment of interest or principal or are in default, so long as the Adviser believes it to be consistent with the Portfolio's investment objectives. The Portfolio may have limited legal recourse in the event of a default with respect to certain Sovereign Debt Obligations it holds. For exam-ple, remedies from defaults on certain Sovereign Debt Obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly dimin-ished. Bankruptcy, moratorium and other similar laws applicable to issuers of Sover-eign Debt Obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of Sovereign Debt Obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

U.S. Corporate Fixed Income Securities. The U.S. corporate fixed income secu-rities in which the Portfolio will invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corpo-rate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced man-agement as a result of the restructuring. Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolio may also invest in U.S. corpo-rate fixed income securities that are not current in the payment of interest or principal or are in default, so long as the Adviser believes such invest-ment is consistent with the Portfolio's investment objectives. The Portfolio's rights with respect to defaults on such securities will be subject to applica-ble U.S. bankruptcy, moratorium and other similar laws.

OTHER INVESTMENT POLICIES AND TECHNIQUES

 REPURCHASE AGREEMENTS

The Portfolio may enter into agreements pertaining to U.S. Government Securi-ties or pertaining to the types of securities in which it invests, with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York). There is no percentage restriction on the ability of the Portfolio to enter into repurchase agreements.

A repurchase agreement arises when a buyer purchases a security and simultane-ously agrees to resell it to the vendor at an agreed-upon future date, nor-mally one day or a few days later. The resale price is greater than the pur-chase price, reflecting an agreed-upon interest rate. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investment of a longer-term nature. If a vendor de-faults on its repurchase obligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the vendors with which the Portfolio enters into repurchase agreement transac-tions.

 OPTIONS

In an effort to increase current income and to reduce fluctuations in net as-set value, the Portfolio intends to write covered put and call options and purchase put and call options on securities of the types in which it is per-mitted to invest that are traded on U.S. and foreign securities exchanges. The Portfolio also intends to write call options for cross-hedging purposes. There are no specific limitations on the Portfolio's writing and purchasing of options.

The purchaser of an option, upon payment of a premium, obtains, in the case of a put option the right to deliver to the writer of the option, and in the case of a call option, the right to call upon the writer to deliver, a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Portfolio is "covered" if the Portfolio (i) owns the underlying security covered by the call (ii) has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's Cus-todian) upon conversion or exchange of other portfolio securities, or (iii) holds a call on the same security in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and liquid high-grade debt securities in a segregated account with the Fund's Custodian. A put option written by the Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's Custodian, or else holds a put on the same security in the same principal amount as the put written where the exer-cise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

A call option is written for cross-hedging purposes if the Portfolio does not own the underlying security, but seeks to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to ac-quire. In such circumstances, the Portfolio collateralizes its obligation un-der the option (which is not covered) by maintaining in a segregated account with the Fund's Custodian liquid assets in an amount not less than the market value of the underlying security, marked to market daily.

In purchasing a call option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security in-creased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchas-ing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security. If this occurred, the option could be exer-cised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by en-tering into a closing transaction. See Appendix C to the Statement of Addi-tional Information. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

The Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institu-tions) deemed creditworthy by the Adviser, and the Adviser has adopted proce-dures for monitoring the creditworthiness of such entities. Options purchased or written by the Portfolio in negotiated transactions are illiquid and it may not be possible for the Portfolio to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Illiquid Se-curities." See Appendix C to the Statement of Additional Information for a further discussion of the use, risks and costs of option trading.

The Portfolio may purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exer-cise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on the Portfolio's purchasing and selling of options on securities indices.

 LOANS OF PORTFOLIO SECURITIES

The Portfolio may make secured loans of its portfolio securities to brokers, dealers and financial institutions provided that cash, U.S. Government securi-ties, other liquid high-quality debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is depos-ited and maintained by the borrower with the Portfolio.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, in-cluding the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned thereon and the Portfo-lio may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Portfolio may pay reasonable finders', administrative and custodial fees in connection with a loan. No more than 30% of the value of the assets of each Portfolio may be loaned at any time, nor will the Portfolio lend its portfolio securities to any officer, director, employee or affiliate of either the Fund or the Advis-er.

 FOREIGN SECURITIES

For a description of the investment policies of the Portfolio with respect to foreign securities, see above.

To the extent the Portfolio, invests in foreign securities, consideration is given to certain factors comprising both risk and opportunity. The values of foreign securities investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including with-holding taxes, changes in governmental administration or economic, taxation or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Currency exchange rate movements will increase or reduce the U.S. Dollar value of the Portfolio's net assets and income attrib-utable to foreign securities. Costs are incurred in connection with conver-sions between various currencies held by the Portfolio. In addition, there may be substantially less publicly available information about foreign issuers than about domestic issuers, and foreign issuers may not be subject to ac-counting, auditing and financial reporting standards and requirements compara-ble to those of domestic issuers. Foreign issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the as-sets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolio will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by re-statements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers, and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision than in the United States. Invest-ments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in en-forcing contractual obligations and could be subject to extended settlement periods.

Investment in Japanese Issuers. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dol-lar, the U.S. Dollar value of the Portfolio's investments denominated in the Japanese Yen will fluctuate with Yen-Dollar exchange rate movements. Between 1985 and 1995, the Japanese Yen generally appreciated against the U.S. Dollar but has since fallen from its post-World War II high (in 1995). Since its peak of April 19, 1995, the Japanese Yen has decreased in value against the U.S. Dollar. On December 31, 1997, the exchange rate was 130.57 Yen per Dollar.

Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1993. In 1994, the TOPIX closed at 1,559.09, up approximately 8% from the end of 1993; in 1995, the TOPIX closed at 1,577.70, up approximately 1% from the end of 1994; and in 1996, the TOPIX closed at 1,470.94, down approximately 7% from the end of 1995. On December 31, 1997, the TOPIX closed at 1,175.03, down approxi-mately 20% from the end of 1996. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock mar-ket is near its lowest level in the last twenty years relative to other world markets.

In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June, 1995, the two countries agreed in principle to in-crease Japanese imports of American automobiles and automotive parts. Neverthe-less, it is expected that the continuing friction between the U.S. and Japan with respect to trade issues will thus continue for the foreseeable future.

The Portfolio's investments in Japanese issuers also will be subject to uncer-tainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political par-ty. Between August 1993, and October 1996 Japan was ruled by a series of four coalition governments. As a result of a general election on October 20, 1996, however, Japan returned to a single party government led by Prime Minister Ryutaro Hashimoto. While Mr. Hashimoto's party does not control a majority of the seats in the parliament, it is only three seats short of the 251 seats re-quired to attain a majority in the House of Representatives (down from a 12-seat shortfall just after the October 1996 election). For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans. Japan's banks also have significant exposure to the current fi-nancial turmoil in other Asian markets. On December 17, 1997 the Japanese gov-ernment proposed to strengthen Japan's banks by means of an infusion of public funds and other measures. It is unclear whether these proposals, which are un-der consideration by Japan's parliament, would, if implemented, achieve their intended effect. For further information regarding Japan, see the Fund's State-ment of Additional Information.

 WHEN-ISSUED SECURITIES AND FORWARD   COMMITMENTS

Forward commitments for the purchase or sale of securities may include pur-chases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occur-rence of a subsequent event, such as approval and consummation of a debt re-structuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price, which generally is expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, normally within two months after the transaction, delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest accrues to the purchaser prior to the settlement date. At the time the Portfolio enters into a forward commit-ment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be cancelled in the event that the required condition did not occur and the trade was cancelled.

The use of forward commitments enables a Portfolio to protect against antici-pated changes in interest rates and prices. How- ever, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than current market values. No forward commitments will be made by the Portfolio if, as a result, the Portfolio's aggregate commitments under such transactions would be more than 30% of the then current value of the Portfolio's total assets.

The Portfolio's right to receive or deliver a security under a forward commit-ment may be sold prior to the settlement date, but the Portfolio will enter into forward commitments only with the intention of actually receiving or de-livering the securities, as the case may be. If the Portfolio, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Portfolio might lose the opportunity to invest money at favora-ble rates or to dispose of securities at favorable prices.

 STANDBY COMMITMENT AGREEMENTS

The Portfolio may from time to time enter into standby commitment agreements. Such agreements commit the Portfolio, for a stated period of time, to purchase a stated amount of a security which may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Portfo-lio is paid a commitment fee, regardless of whether or not the security ulti-mately is issued, which is typically approximately 0.5% of the aggregate pur-chase price of the security which the Portfolio has committed to purchase. The Portfolio will enter into such agreements only for the pur-pose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Portfolio and which are unavail-able on a firm commitment basis. The Portfolio will not enter into a standby commitment with a remaining term in excess of 45 days. The Portfolio limits its investment in such commitments so that the aggregate purchase price of the se-curities subject to the commitments will not exceed 50% of its respective as-sets taken at the time of acquisition of such commitment. The Portfolio at all times maintain a segregated account with the Fund's custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereaf-ter be reflected in the calculation of the Portfolio's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be re-corded as income on the expiration date of the standby commitment.

 HEDGING TECHNIQUES

The following hedging techniques are utilized by the Portfolio (which may hedge using interest rate transactions):

Cross Hedges. The attractive returns currently available from foreign currency denominated debt instruments can be adversely affected by changes in exchange rates. The Adviser believes that the use of foreign currency hedging tech-niques, including "cross-hedges" (see "Forward Foreign Currency Exchange Con-tracts," below), can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the net asset value of the Portfolio's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. Dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a cross-hedge involving a for-ward exchange contract to sell a different foreign currency, where such con-tract is available on terms more advantageous to the Portfolio than a contract to sell the currency in which the position being hedged is denominated. It is the Adviser's belief that cross-hedges can therefore provide significant pro-tection of net asset value in the event of a general rise in the U.S. Dollar against foreign currencies. However, a cross-hedge cannot protect against ex-change rate risks perfectly, and if the Adviser is incorrect in its judgment of future exchange rate relationships, the Portfolio could be in a less advantageous position than if such a hedge had not been established.

Indexed Debt Securities. The Portfolio may invest without limitation in debt instruments that are indexed to certain specific foreign currency exchange rates. The terms of such securities provide that their principal amount is ad-justed upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstand-ing. The Portfolio purchases such debt instruments with the currency in which they are denominated and, at maturity, receives interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such securities entail the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Portfolio to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in for-eign currencies while providing an attractive money market rate of return. The Portfolio purchases such debt instruments for hedging purposes only, not for speculation. The staff of the Securities and Exchange Commission (the "Commis-sion") is currently considering whether the Portfolio's purchase of this type of security would result in the issuance of a "senior security" within the meaning of the Act. The Portfolio believes that such investments do not involve the creation of such a senior security, but nevertheless the Portfolio has un-dertaken, pending the resolution of this issue by the staff, to establish a segregated account with respect to its investments in this type of security and to maintain in such account cash not available for investment or U.S. Govern-ment Securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

Futures Contracts and Options on Futures Contracts. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income se-curities or foreign currencies, or contracts based on financial indices includ-ing any index of U.S. Government Securities, foreign government securities or corporate debt securities and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation by the Port-folio to deliver the securities or foreign currencies called for by the con-tract at a specified price on a specified date. A "purchase" of a futures con-tract means the incurring of a contractual obligation to acquire the securities or foreign currencies called for by the contract at a specified price on a specified date. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settle-ment date without the making or taking of delivery of the securities. Closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.

The purchaser of a futures contract on an index agrees to take or make deliv-ery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck.

Unlike a futures contract, which requires the parties to buy and sell a secu-rity on a set date, an option on a futures contract entitles its holder to de-cide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a futures contract. The value of the option does not change and is reflected in the net asset value of the Portfolio.

The ability to establish and close out positions in options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

Options on futures contracts to be written or purchased by the Portfolio will be traded on U.S. or foreign exchanges or over-the-counter.

These investment techniques will be used only to hedge against anticipated fu-ture changes in market conditions and interest or exchange rates which other-wise might either adversely affect the value of the Portfolio's securities or adversely affect the prices of securities which the Portfolio intends to pur-chase at a later date. See Appendix D to the Fund's Statement of Additional Information for further discussion of the use, risks and costs of futures con-tracts and options on futures contracts.

The Portfolio will not (i) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of margin deposits on all the outstanding futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Portfolio or (ii) enter into any futures contracts or options on futures contracts if the aggregate of the market value of the outstanding futures contracts of the Portfolio and the market value of the currencies and futures contracts subject to outstanding options written by the Portfolio would exceed 50% of the market value of the total assets of the Portfolio.

Options on Foreign Currencies. The Portfolio may purchase and write put and call options on foreign currencies for the purpose of protecting against de-clines in the U.S. Dollar value of foreign currency-denominated portfolio se-curities and against increases in the U.S. Dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to pur-chase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements ad-verse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Portfolio are traded on U.S. and foreign exchanges or over-the-counter. There is no specific percentage limitation on the Portfo-lio's investments in options or on foreign currencies. See the Fund's State-ment of Additional Information for further discussion of the use, risks and costs of options on foreign currencies.

Forward Foreign Currency Exchange Contracts. The Portfolio may purchase or sell forward foreign currency exchange contracts ("forward contracts") to at-tempt to minimize the risk to the Portfolio from adverse changes in the rela-tionship between the U.S. Dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. Forward contracts reduce the potential gain from a positive change in the relationship between the U.S. Dollar and other cur-rencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The Fund's Custodian will place liquid assets in a segregated account having a value equal to the aggregate amount of the Portfolio's commitments under for-ward contracts entered into with respect to position hedges and cross-hedges.

Interest Rate Transactions. In order to attempt to protect the value of the Portfolio's investments from interest rate or currency cross-rate fluctua-tions, the Portfolio may enter into various hedging transactions, such as in-terest rate swaps and may purchase or sell (i.e. write) interest rate caps and floors. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its port-folio. The Portfolio may also enter into these transactions to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio does not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. Interest rate swaps are entered into on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The purchase of an interest rate cap enti-tles the purchaser, to the extent that a specified index exceeds a predeter-mined interest rate, to receive payments on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an in-terest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate to receive payments on a contractu-ally-based principal amount from the party selling such interest rate floor.

The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether the Portfolio is hedging its assets or its liabilities. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each in-terest rate swap will be accrued on a daily basis and an amount of liquid assets hav-ing an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's Custodian. If the Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain a segregated account with the Fund's Custodian in the full amount accrued on a daily basis of the Portfolio's obligations with respect to the swap. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying abil-ity of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into the transaction. The Adviser monitors the creditworthiness of counter parties to its interest rate swap, cap and floor transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio has contractual remedies. The swap market has grown substan-tially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap docu-mentation. The Adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent that the Portfolio sells (i.e., writes) caps and floors, it will maintain in a segregated account with the Fund's Custodian liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio's obliga-tions with respect to the caps or floors.

General. The successful use of the foregoing investment practices draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts, options, interest rate transactions or forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse mar-ket movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the secu-rities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

The Portfolio's ability to dispose of its positions in futures contracts, op-tions, interest rate transactions and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of fixed- income securities and currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures con-tracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Portfolio over-the-counter, it might not be possible to effect a closing transaction in the op-tion (i.e., dispose of the option) with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio may not be able to sell currencies or portfolio securities cover-ing an option written by the Portfolio until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore, no assur-ance can be given that the Portfolio will be able to utilize these instruments effectively for the purposes set forth above.

 ILLIQUID SECURITIES

Subject to any more restrictive applicable investment policies, the Portfolio does not maintain more than 15% of its net assets in illiquid securities. For purposes of the Portfolio's investment objectives and policies and investment restrictions, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended, that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Adviser monitors the liquidity of such securities under the su-pervision of the Board of Directors. See "Certain Fundamental Investment Poli-cies." See the Statement of Additional Information for further discussion of illiquid securities.

 FIXED-INCOME SECURITIES

The value of fixed-income securities will fluctuate as the general level of in-terest rates fluctuates. During periods of falling interest rates, the values of these securities generally rise. Conversely, during periods of rising inter-est rates, the values of these securities generally decline.

In seeking to achieve the Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Portfolio's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated se-curities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Portfolio.

Certain debt securities in which the Portfolio may invest are floating-rate debt securities. To the extent that the Portfolio does not enter into interest rate swaps with respect to such floating-rate debt securities, the Portfolio may be subject to greater risk during periods of declining interest rates.

 SECURITIES RATINGS

The ratings of fixed-income securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect proba-ble future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

 INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB

Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as de-scribed below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

 INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES

Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capac-ity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addi-tion, lower-rated securities may be more susceptible to real or perceived ad-verse economic conditions than investment grade securities, although the mar-ket values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established sec-ondary market for lower-rated securities, the Portfolio's may experience dif-ficulty in valuing such securities and, in turn, the Portfolio's assets.

The Adviser will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political condi-tions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Adviser's re-search and credit analysis are a correspondingly more important aspect of its program for managing the Portfolio securities than would be the case if the Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, the Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

The Portfolio may invest in securities having the lowest ratings for non-subor-dinated debt instruments assigned by Moody's, S&P, Duff & Phelps or Fitch (i.e., rated C by Moody's or CCC or lower by S&P, Duff & Phelps or Fitch) and in unrated securities of comparable investment quality. These securities are considered to have extremely poor prospects of ever attaining any real invest-ment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

Certain lower-rated securities in which the Portfolio may invest, contain call or buy-back features which permit the issuer of the security to call or repur-chase it. Such securities may present risks based on payment expectations. If an issuer exercises such a provision and redeems the security, the Portfolio may have to replace the called security with a lower yielding security, result-ing in a decreased rate of return for the Portfolio.

 NON-RATED SECURITIES

Non-rated securities will also be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities them-selves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and poli-cies.

 NON-DIVERSIFIED STATUS

The Portfolio is "non-diversified", which means the Portfolio is not limited in the proportion of their assets that may be invested in the securities of a sin-gle issuer. However, because the Portfolios may invest in a smaller number of individual issuers than a diversified portfolio, an investment in this Portfo-lio may, under certain circumstances, present greater risk to an investor than an investment in a diversified portfolio. The Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code. To so qualify, among other requirements, the Portfo-lio will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Portfolio's to-tal assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. The Portfolio's investments in U.S. Government Securities are not subject to these limitations.

For temporary defensive purposes, the Portfolio may vary from its investment policies during periods in which economic or political conditions warrant. Un-der such circumstances, the Portfolio may invest without limit in (i) Govern-ment Securities and (ii) the following U.S. dollar-denominated in-vestments: (a) indebtedness rated Aa or better by Moody's or AA or better by S&P, Duff & Phelps or Fitch, or if not so rated, of equivalent investment quality as determined by the Adviser, (b) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation and (c) commercial paper of prime quality rated A-1 or better by S&P, D-1 or better by Duff & Phelps, F1 or better by Fitch or Prime-1 by Moody's or, if not so rated, issued by companies which have an outstanding debt issue rated AA or better by S&P, Duff & Phelps or Fitch or Aa or better by Moody's. The Portfolio may also at any time, with respect to up to 35% of its total assets, temporarily invest funds awaiting reinvestment or held for reserves for dividends and other distributions to shareholders in such U.S. dollar-denominated money market instruments.

 PORTFOLIO TURNOVER

Portfolio turnover rates are set forth under "Financial Highlights." These portfolio turnover rates are greater than those of most other investment com-panies. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Portfolio and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains.

YEAR 2000

Many computer software systems in use today cannot properly process date-re-lated information from and after January 1, 2000. Should any of the computer systems employed by the Fund's major service providers fail to process this type of information properly, that could have a negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. The Adviser, as well as Alliance Fund Distributors, Inc., the principal under-writer of the Fund's shares, and Alliance Fund Services, Inc., the Fund's reg-istrar, dividend disbursing agent, and transfer agent, have advised the Fund that they are reviewing all of their computer systems with the goal of modify-ing or replacing such systems prior to January 1, 2000, to the extent neces-sary to foreclose any such negative impact. In addition, the Adviser has been advised by the Fund's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this Prospectus, the Fund and the Adviser have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Fund may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

The Fund has adopted certain fundamental investment policies applicable to the Portfolio which may not be changed with respect to the Portfolio without the approval of the shareholders of the Portfolio. Certain of those fundamental investment policies are set forth below. For a complete listing of such funda-mental investment policies, see the Statement of Additional Information.

These fundamental investment policies provide that the Portfolio may not: (i) invest

25% or more of their respective total assets in securities of companies engaged principally in any one industry except that this restriction does not apply to U.S. Government Securities; (ii) borrow money, except (a) the Portfolio may, in accordance with provisions of the Act, borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any subsequent investments are made and (b) the Portfolio may enter into re-verse repurchase agreements and dollar rolls; or (iii) pledge, hypothecate, mortgage or otherwise encumber their respective assets, except to secure per-mitted borrowings.

In addition, the Fund has adopted an investment policy, which is not designated a "fundamental policy" within the meaning of the Act, of intending to have the Portfolio comply at all times with the diversification requirements prescribed in Section 817(h) of the Internal Revenue Code or any successor thereto and the applicable Treasury Regulations thereunder. This policy may be changed upon no-tice to shareholders of the Fund, but without their approval.


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                             MANAGEMENT OF THE FUND
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DIRECTORS

John D. Carifa, Chairman and President, is President and Chief Operating Offi-cer and a Director of Alliance Capital Management Corporation ("ACMC"), the sole general partner of the Adviser, with which he has been associated since prior to 1993.

Ruth Block was formerly an Executive Vice President and the Chief Insurance Of-ficer of The Equitable Life Assurance Society of the United States since prior to 1993. She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas)

David H. Dievler was formerly a Senior Vice President of ACMC, with which he had been associated since prior to 1993. He is currently an independent consul-tant.

John H. Dobkin has been the President of Historic Hudson Valley (historic pres-ervation) since prior to 1993. Previously, he was Director of the National Academy of Design.

William H. Foulk, Jr. is an investment advisor and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered in-vestment adviser, with which he had been associated since prior to 1993.

Dr. James M. Hester is President of the Harry Frank Guggenheim Foundation. He was formerly President of New York University, The New York Botanical Garden and Rector of the United Nations University.

Clifford L. Michel is a partner in the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1993. He is President, Chief Exec-utive Officer and a Director of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining).

Donald J. Robinson was formerly a senior partner and a member of the Executive Committee in the law firm of Orrick, Herrington & Sutcliffe and is currently Senior Counsel to that firm.

ADVISER

Alliance Capital Management L.P. (the "Adviser"), a Delaware limited partner-ship with principal offices at 1345 Avenue of the Americas, New York, New York 10105 has been retained under an investment advisory agreement (the "Invest-ment Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each of the Fund's Portfolios subject to the general supervision and control of the Board of Directors of the Fund. The employee of the Adviser primarily responsible for the Global Dollar Government Portfolio's investment program since inception is Wayne D. Lyski, who is Executive Vice President of ACMC, with which he has been associ-ated since prior to 1993.

The Adviser is a leading international investment manager supervising client accounts with assets as of December 31, 1997 totaling more than $218 billion (of which approximately $85 billion represented the assets of investment com-panies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 58 registered investment companies managed by the Ad-viser comprising 122 separate investment portfolios currently have over three million shareholder accounts. As of December 31, 1997, the Adviser was re-tained as an investment manager for employee benefit plan assets of 31 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equi-table Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly owned sub-sidiary of the Equitable Companies Incorporated, a holding company which is controlled by AXA-UAP, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA-UAP is set forth in the Statement of Additional Information under "Management of the Fund."

The Adviser provides investment advisory services and order placement facili-ties for each of the Fund's Portfolios and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Ad-viser or its affiliates also furnish the Fund, without charge, management su-pervision and assistance and office facilities and provide persons satisfac-tory to the Fund's Board of Directors to serve as the Fund's officers.

EXPENSES OF THE FUND

In addition to the payments to the Adviser under the Investment Advisory Agreement described above, the Fund pays certain other costs including (a) custody, transfer and dividend disbursing expenses, (b) fees of Directors who are not affiliated with the Adviser, (c) legal and auditing expenses, (d) clerical, accounting and other office costs, (e) costs of printing the Fund's prospectuses and shareholder reports, (f) cost of maintaining the Fund's existence, (g) inter-est charges, taxes, brokerage fees and commissions, (h) costs of stationery and supplies, (i) expenses and fees related to registration and filing with the Commission and with state regulatory authorities, and (j) cost of certain personnel of the Adviser or its affiliates rendering clerical, accounting and other services to the Fund.

As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Investment Advisory Agreement, the Fund may employ its own personnel. For such services, it may also utilize personnel employed by the Adviser or by its affiliates; in such event, the services are provided to the Fund at cost and the payments specifically ap-proved in advance by the Fund's Board of Directors.

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                       PURCHASE AND REDEMPTION OF SHARES
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PURCHASE OF SHARES

Shares of the Global Dollar Government Portfolio are offered on a continuous basis directly by the Fund and by Alliance Fund Distributors, Inc., the Fund's Principal Underwriter, to the separate accounts of certain life insurance com-panies without any sales or other charge, at the Portfolio's net asset value, as described below. The separate accounts of insurance companies place orders to purchase shares of the Portfolio based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected on that day pursuant to variable annuity contracts and variable life insurance policies which are funded by shares of the Portfolio. The Fund re-serves the right to suspend the sale of the Fund's shares in response to con-ditions in the securities markets or for other reasons. Individuals may not place orders directly with the Fund. See the Prospectus of the separate ac-count of the participating insurance company for more information on the pur-chase of Portfolio shares.

The public offering price of the Portfolio's shares is their net asset value. The per share net asset value of the Portfolio is computed in accordance with the Fund's Articles of Incorporation and By-Laws, at the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time), following receipt of a purchase or redemption order by the Fund, on each Fund business day on which such an order is received and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares. The Fund's per share net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any week-day exclusive of days on which the Exchange is closed (most national holidays and Good Friday). For purposes of this computation, the securities in the Portfolio are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other meth-ods as the Directors believe would accurately reflect fair market value. Port-folio securities may also be valued on the basis of prices provided by a pric-ing service when such prices are believed by the Adviser to reflect the fair market value of such securities.

REDEMPTION OF SHARES

An insurance company separate account may redeem all or any portion of the shares of the Portfolio in its account at any time at the net asset value per share of the Portfolio next determined after a redemption request in proper form is furnished to the Fund or the Principal Underwriter. Any certificates representing shares being redeemed must be submitted with the redemption re-quest. Shares redeemed are entitled to earn dividends, if any, up to and in-cluding the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be post-poned for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by the Portfolio is not reasonably practicable or as a re-sult of which it is not reasonably practicable for the Fund fairly to determine the value of the Portfolio's net assets, or for such other periods as the Com-mission may by order permit for the protection of security holders of the Fund. For information regarding how to redeem shares in the Fund please see your in-surance company separate account prospectus.

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                       DIVIDENDS, DISTRIBUTIONS AND TAXES
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The Global Dollar Government Portfolio will declare and distribute dividends from net investment income and will distribute its net capital gains, if any, at least annually. Such income and capital gains distributions will be made in shares of the Portfolio.

The Portfolio qualified and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). If so qualified, the Portfolio will not be subject to Federal in-come or excise taxes on its investment company taxable income and net capital gains to the extent such investment company taxable income and net capital gains are distributed to the separate accounts of insurance companies which hold its shares. Under current tax law, capital gains or dividends from the Portfolio are not currently taxable when left to accumulate within a variable annuity (other than an annuity interest owned by a person who is not a natural person) or variable life insurance contract. Distributions of net investment income and net short-term capital gain will be treated as ordinary income and distributions of net long-term capital gain will be treated as long-term capital gain in the hands of the insurance companies.

Investment income received by the Portfolio from sources within foreign coun-tries may be subject to foreign income taxes withheld at the source. Provided that certain Code requirements are met, the Portfolio may "pass through" to its shareholders credits or deductions for foreign income taxes paid.

Section 817(h) of the Code requires that the investments of a segregated asset ac-count of an insurance company be "adequately diversified," in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment generally af-forded holders of annuities or life insurance policies under the Code. The De-partment of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the applicable diversification requirements. Under the Regulations, if a regulated investment company satisfies certain conditions, a segregated asset account owning shares of the regulated investment company will not be treated as a single investment for these purposes, but rather the account will be treated as owning its proportionate share of each of the assets of the regulated in-vestment company. The Portfolio plans to satisfy these conditions at all times so that the shares of the Portfolio owned by a segregated asset account of a life insurance company will be subject to this treatment under the Code.

For information concerning federal income tax consequences for the holders of variable annuity contracts and variable rate insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

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                              GENERAL INFORMATION
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PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the or-ders for portfolio transactions for the Fund. Portfolio transactions for the Global Dollar Government Portfolio occur primarily with issuers, underwriters or major dealers acting as principals.

The Fund has no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing or-ders, it is the policy of the Fund to obtain the best price and execution for its transactions. Consistent with the objective of obtaining best execution, the Fund may use brokers and dealers who provide research, statistical and other information to the Adviser.

There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage and research and statistical services provided by the executing broker. Consistent with the Conduct Rules of the National As-sociation of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers and dealers to enter into portfolio transactions with the Fund.

The Fund may from time to time place orders for the purchase or sale of secu-rities on an agency basis with Donaldson, Lufkin & Jenrette Securities Corpo-ration, an affiliate of the Adviser, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of Donald-son, Lufkin and Jenrette Securities Corporation, for which Donaldson, Lufkin and Jenrette Securities Corporation may receive a portion of the brokerage commission. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that Donaldson, Lufkin & Jenrette Securities Corporation is an affiliate of the Adviser.

ORGANIZATION

The Fund is a Maryland corporation organized on November 17, 1987. The autho-rized capital stock of the Fund consists solely of 10,000,000,000 shares of Common Stock having a par value of $.001 per share, which may, without share-holder approval, be divided into an unlimited number of series. Such shares are currently divided into 19 series, one underlying each Portfolio. Shares of each Portfolio are normally entitled to one vote for all purposes. Generally, shares of all Portfolios vote as a single series on matters, such as the elec-tion of Directors, that affect all Portfolios in substantially the same man-ner. Maryland law does not require a registered investment company to hold an-nual meetings of shareholders and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Share-holders have available certain procedures for the removal of Directors. Shares of each Portfolio are freely transferable, are entitled to dividends as deter-mined by the Board of Directors and, in liquidation of the Fund, are entitled to receive the net assets of that Portfolio. Shareholders have no preference, pre-emptive or conversion rights. In accordance with current law, it is antic-ipated that an insurance company issuing a variable annuity contract or vari-able life insurance policy that participates in the Fund will request voting instructions from contract or policyholders and will vote shares in the sepa-rate account in accordance with the voting instructions received.

PRINCIPAL UNDERWRITER

Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, an indirect wholly-owned subsidiary of the Adviser, is the Princi-pal Underwriter of shares of the Fund.

CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachu-setts 02110, acts as Custodian for the securities and cash of the Fund and as its dividend disbursing agent, but plays no part in deciding on the purchase or sale of portfolio securities.

REGISTRAR, DIVIDEND-DISBURSING AGENT AND TRANSFER AGENT

Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Ad-viser, located at 500 Plaza Drive, Secaucus, New

Jersey, 07094, acts as the Fund's registrar, dividend-disbursing agent and transfer agent.

PERFORMANCE INFORMATION

From time to time the Fund advertises its "total return." The Fund's "total return" is its average annual compounded total return for its most recently completed one, five, and ten-year periods (or the period since the Fund's in-ception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distri-butions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

The Fund's total return is not fixed and will fluctuate in response to pre-vailing market conditions or as a function of the type and quality of the se-curities in the Fund's portfolio and the Fund's expenses. Total return infor-mation is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

Advertisements quoting performance rankings of the Fund as measured by finan-cial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc., and advertisements presenting the his-torical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers, magazines such as the Wall Street Journal, The New York Times, Barrons, Investor's Daily, Money Mag-azine, Changing Times, Business Week and Forbes or other media on behalf of the Fund.

ADDITIONAL INFORMATION

Any shareholder inquiries may be directed to Alliance Fund Services, Inc. at the address or telephone number shown on the front cover of this Prospectus. This Prospectus and the Statement of Additional Information which has been in-corporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

This Prospectus does not constitute an offering in any state in which such of-fering may not lawfully be made.

                                   APPENDIX A

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protec-tive elements may be of greater amplitude or there may be other elements pres-ent which make the long-term risks appear somewhat larger than the Aaa securi-ties.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position charac-terizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcom-ings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  ABSENCE OF RATING: When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

  1. An application for rating was not received or accepted.

  2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

  3. There is a lack of essential data pertaining to the issue or issuer.

  4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modi-fier 1 indicates that the security ranks in the higher end of its generic rat-ing category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION

  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay prin-cipal and differs from the highest rated issues only in small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal al-though it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB: Debt rated BBB normally exhibits adequate protection parameters. Howev-er, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC or C is regarded as having sig-nificant speculative characteristics. BB indicates the lowest degree of specu-lation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or ma-jor exposures to adverse conditions.

  BB: Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

  B: Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, finan-cial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

  CCC: Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic condi-tions, there is not likely to be capacity to pay interest or repay principal.

  CC: Debt rated CC is currently highly vulnerable to nonpayment.

  C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being contin-ued.

  D: The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

  PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the ad-dition of a plus or minus sign to show relative standing within the major rat-ing categories.

  NR: Not rated.

DUFF & PHELPS CREDIT RATING CO.

  AAA: Highest credit quality. Risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

  A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

  BBB+, BBB, BBB-: Below average protection factors but still considered suffi-cient for prudent investment. Considerable variability in risk during economic cycles.

  BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate accord-ing to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

  B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely ac-cording to economic cycles, industry conditions and/or company fortunes. Po-tential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

  CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

  DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

  DP: Preferred stock with dividend arrearages.

FITCH IBCA, INC.

  AAA: Bonds considered to be investment grade and of the highest credit qual-ity. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

  AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, al-though not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future de-velopments, short-term debt of these issuers is generally rated F- 1+.

  A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

  BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is consid-ered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could as-sist the obligor in satisfying its debt service requirements.

  B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity through-out the life of the issue.

  CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default.

  The ability to meet obligations requires an advantageous business and eco-nomic environment.

  CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

  C: Bonds are in imminent default in payment of interest or principal.

  DDD, DD, D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ul-timate recovery value in liquidation or reorganization of the obligor. DDD rep-resents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

  PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to in-dicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

  NR: Indicates that Fitch does not rate the specific issue.

                            COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE, INC.

  PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    Leading market positions in well-established industries;

    High rates of return on funds employed;

    Conservative capitalization structure with moderate reliance on debt and ample asset protection;

    Broad margins in earnings coverage of fixed financial changes and high internal cash generation; and

    Well-established access to a range of financial markets and assured sources of alternate liquidity.

  PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to varia-tion. Capitalization characteristics, while still appropriate, may be more af-fected by external conditions. Ample alternate liquidity is maintained.

  PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an accept-able ability for repayment of senior short-term obligations. The effect of in-dustry characteristics and market compositions may be more pronounced. Vari-ability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial lever-age. Adequate alternate liquidity is maintained.

  NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION

  A-1+, A-1: Commercial paper rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligations is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial com-mitment on these obligations is extremely strong.

  A-2: Commercial paper rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligations is satisfactory.

  A-3: Commercial paper rated A-3 exhibits adequate protections parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B: Commercial paper rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C: Commercial paper rated C is currently vulnerable to nonpayment and is de-pendent upon favorable business, financial and economic conditions for the ob-ligor to meet its financial commitment on the obligation.

  D: Commercial paper rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DUFF & PHELPS CREDIT RATING CO.

 High Grade

  D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obli-gations.

  D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

 Good Grade

  D-2: Good certainty of timely payment. Liquidity factors and company funda-mentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

 Satisfactory Grade

  D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

 Non-Investment Grade

  D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

 Default

  D-5: Issuer failed to meet scheduled principal and/or interest payments.

FITCH IBCA, INC.

  F1: HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely pay-ment of financial commitments; may have an added "+" to denote any exception-ally strong credit feature.

  F2: GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of fi-nancial commitments, but the margin of safety is not as great as in the case of the higher ratings.

  F3: FAIR CREDIT QUALITY. The capacity for timely payment of financial com-mitments is adequate; however, near-term adverse changes could result in a re-duction to non-investment grade.

  B: SPECULATIVE. Minimal capacity for timely payment of financial commit-ments, plus vulnerability to near-term adverse changes in financial and eco-nomic conditions.

  C: HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is sole reliant upon a sustained, favorable business and economic environment.

  D: DEFAULT. Denotes actual or imminent payment default.